Business developments	6 Months Ended
Jun. 30, 2013
Business developments and subsequent events
Note 3 Business developments and subsequent events

On July 1, 2013, the sale of Credit Suisse's exchange-traded funds business to BlackRock was completed. Related gains of approximately CHF 140 million will be recognized in 3Q13.

In April 2013, Credit Suisse announced an agreement to sell Strategic Partners, Credit Suisse’s dedicated secondary private equity business, to Blackstone. The transaction is expected to close by the end of 3Q13.

In March 2013, Credit Suisse announced that it signed an agreement to acquire Morgan Stanley’s private wealth management businesses in Europe, Middle East and Africa, excluding Switzerland. The businesses with a total of over USD 13.0 billion of assets under management as of the announcement date are based in the UK, Italy and Dubai, serving predominantly international ultra-high-net-worth individual and high-net-worth individual clients across Europe. The acquisition is structured as an asset purchase for the businesses involved. Subject to satisfying certain closing conditions, the acquisition is scheduled to close later in 2013.

In March 2013, Credit Suisse signed an agreement to sell JO Hambro, a London-based investment management boutique, offering discretionary portfolio management services for some of Credit Suisse’s domestic high-net-worth individual clients in the UK. The transaction is expected to close in 3Q13.